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                                  EXHIBIT 23.1
         CONSENT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-84643) of SourcingLink.net, Inc. of our report dated May 24, 2002 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-KSB.

San Diego, California
May 24, 2002